UNITED STATES
        SECURITIES AND EXCHANGE
COMMISSION
        Washington D.C., 20549

               Form 8-K

            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 21,
1997


   Commission file number 33-12664-D


            WORLDWIDE GOLF
RESOURCES, INC.
(Exact name of registrant as specified in charter)

             Nevada                                  88-0335511
        (State of other jurisdiction of             (I.R.S. Employer
        incorporation or organization)              Identification Number)

        5230 So.  Valley View, Suite E
        Las Vegas, Nevada                                 89118
        (Address of Principal Executive Office)           (Zip Code)
            (702) 739-9392
(Registrant's Telephone Number, Including Area Code)

              Copies To:
             MacShahsavar
               President
     23 Cactus Garden Drive, F-23
        Henderson, Nevada 89014
            (702)893-4747

Worldwide Golf Resources, Inc.  Page 2

Item No 1    Changes in Control of Registrant.

On July 21, 1997, the Board of Directors made the following changes:

1.      Gerald Levine Resigned as President and Director.
2.      Marie Levine resigned as Secretary and Director.
3. Alice Elaine Affleck was elected to the Board of Directors and elected Secretary of the corporation.
4. Mac Shahsavar, current Chairman of the Board, was elected President and Chief Executive Officer of the corporation.

Item No. 2.  Acquisition or Disposition of Assets.

No events to report.

Item No. 3.  Bankruptcy or Receivership.

No events to report.

Item No. 4.  Changes in Registrant's Certifying
Accountant.

No events to report.

Item No. 5.  Other Events.

No events to report.

Item No. 6.  Resignation of Registrant's Directors.

On July 21, 1997, the Board of Directors accepted the resignations of Gerald Levine former President and Director and Marie Levine former Secretary and Director.

Item No. 7. Financial Statements, Proforma Financial
Information and Exhibits.

        None

Worldwide Golf Resources, Inc.  Page Three


             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Worldwide Golf Resources, Inc.



By:                                      Dated:   July 21, 1997

Mac Shahsavar, President